Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

On September 1, 2017, Hewlett Packard Enterprise Company ("HPE") completed the previously announced separation and merger of its Software business segment ("Seattle" or "Seattle SpinCo, Inc.") with Micro Focus International plc ("Micro Focus") (collectively, the "Seattle Transaction"). The Seattle Transaction was accomplished by a series of transactions among HPE, Micro Focus, Seattle SpinCo, Inc. (a wholly-owned subsidiary of HPE) ("Seattle"), and Seattle MergerSub, Inc., a wholly-owned subsidiary of Seattle ("Merger Sub"). HPE transferred its Software business segment to Seattle and distributed all of the shares of Seattle to HPE stockholders. HPE stockholders received 0.13732611 American Depository Shares ("Micro Focus ADSs") in the new company, each of which represents one ordinary share of Micro Focus, for every one share of HPE common stock held at the close of business on the record date. Following the share distribution, the Merger Sub merged with and into Seattle which will continue as a wholly-owned subsidiary of Micro Focus.

In connection with the Seattle Transaction, Seattle borrowed $2.6 billion in the form of a 7-year term loan due June 21, 2024 under its senior secured credit facility. The proceeds from this arrangement were used to fund a $2.5 billion cash dividend payment from Seattle to HPE prior to the closing of the Seattle Transaction and to pay expenses associated with the borrowing. The obligation under this borrowing arrangement was retained by Seattle.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Hewlett Packard Enterprise for the six months ended April 30, 2017 and Unaudited Pro Forma Consolidated Financial Statements for the fiscal years ended October 31, 2016 and 2015 and Unaudited Pro Forma Combined Financial Statement for the fiscal year ended October 31, 2014 reflect Hewlett Packard Enterprise's results of operations as if the Seattle Transaction occurred on November 1, 2013 (the first day of HPE's fiscal 2014). The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of Hewlett Packard Enterprise as of April 30, 2017 assumes the Seattle Transaction occurred on April 30, 2017. Beginning in the fourth quarter of fiscal 2017, following the completion of the Seattle Transaction, all results and balances associated with Seattle will be reflected in Hewlett Packard Enterprise's consolidated financial statements as discontinued operations.

The Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements are presented based on information currently available and are intended for information purposes and are not intended to represent what HPE's financial position and results of operations actually would have been had the Seattle Transaction occurred on the date indicated. In addition, the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements are not necessarily indicative of HPE’s financial position and results of operations for any future period.

The Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements should be read in conjunction with:

i.	the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2016;

ii.	the Hewlett Packard Enterprise Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2017;

iii.	the Seattle SpinCo, Inc. Registration Statement on Form 10, filed with the Securities and Exchange Commission ("SEC") on August 4, 2017; and

iv.	the Hewlett Packard Enterprise Current Report on Form 8-K, filed with the SEC on April 6, 2017.

The historical column in the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements reflects HPE’s historical financial statements for the periods presented, adjusted for the recently completed separation and merger of its Enterprise Services business with Computer Sciences Corporation ("CSC") (collectively, the "Everett Transaction"). For all periods prior to the Everett Transaction, the financial results of its Enterprise Services business are presented as Net loss from discontinued operations in the Condensed Consolidated Statements of Earnings and in assets and liabilities of discontinued operations in the Condensed Consolidated Balance Sheets.

The amounts in the Seattle discontinued operations column in the Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements were derived from the Combined Financial Statements included in the Seattle SpinCo, Inc. Registration Statement on Form 10, adjusted for certain items which are relevant to the continuing operations of HPE.

The pro forma adjustments are based on available information and assumptions that HPE’s management believes are reasonable, that reflect the impact of events directly attributable to the Seattle Transaction and related transaction agreements that are factually supportable, and for purposes of the statements of earnings, are expected to have a continuing impact on HPE. The pro forma adjustments do not reflect future events that may occur after the Seattle Transaction.

Hewlett Packard Enterprise Company and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
Six months ended April 30, 2017
(In millions, except per share amounts)

	Historical	Discontinued Operations	Pro Forma Adjustments	Notes	Pro Forma HPE
		Seattle
Net revenue:
Products	$8,425	$(311)	$115	(A)	$8,229
Services	6,387	(1,095)	—		5,292
Financing income	189	—	—		189
Total net revenue	15,001	(1,406)	115		13,710
Costs and expenses:
Cost of products	5,804	(46)	124	(A) (B)	5,882
Cost of services	3,816	(342)	1	(A) (B)	3,475
Financing interest	131	—	—		131
Research and development	967	(240)	5	(B)	732
Selling, general and administrative	2,903	(490)	20	(B)	2,433
Amortization of intangible assets	208	(70)	—		138
Restructuring charges	234	(83)	1	(B)	152
Acquisition and other related charges	95	(1)	—		94
Separation costs	226	(188)	3	(C)	41
Defined benefit plan settlement charges and remeasurement (benefit)	(21)	5	—		(16)
Total costs and expenses	14,363	(1,455)	154		13,062
Earnings from operations	638	49	(39)		648
Interest and other, net	(163)	(1)	—		(164)
Tax indemnification adjustments	(11)	—	—		(11)
Loss from equity interests	(25)	—	—		(25)
Earnings before taxes	439	48	(39)		448
Provision / benefit for taxes	(671)	(10)	6	(D)	(675)
Net loss from continuing operations	$(232)	$38	$(33)		$(227)
Net loss per share from continuing operations:
Basic	$(0.14)				$(0.14)
Diluted	$(0.14)				$(0.14)
Weighted-average shares used to compute net earnings per share from continuing operations:
Basic	1,664				1,664
Diluted	1,664				1,664

Hewlett Packard Enterprise Company and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Earnings
Fiscal year ended October 31, 2016
(In millions, except per share amounts)

	Historical	Discontinued Operations	Pro Forma Adjustments	Notes	Pro Forma HPE
		Seattle
Net revenue:
Products	$19,446	$(886)	$283	(A)	$18,843
Services	13,382	(2,309)	—		11,073
Financing income	364	—	—		364
Total net revenue	33,192	(3,195)	283		30,280
Costs and expenses:
Cost of products	12,887	(140)	294	(A) (B)	13,041
Cost of services	7,957	(740)	—		7,217
Financing interest	249	—	—		249
Research and development	2,286	(603)	31	(B)	1,714
Selling, general and administrative	6,426	(1,101)	55	(B)	5,380
Amortization of intangible assets	425	(153)	—		272
Restructuring charges	530	(113)	—		417
Acquisition and other related charges	165	(20)	—		145
Separation costs	409	(89)	42	(C)	362
Gain on H3C and MphasiS divestitures	(2,420)	—	—		(2,420)
Total costs and expenses	28,914	(2,959)	422		26,377
Earnings from operations	4,278	(236)	(139)		3,903
Interest and other, net	(285)	1	—		(284)
Tax indemnification adjustments	317	—	—		317
Loss from equity interests	(76)	—	—		(76)
Earnings before taxes	4,234	(235)	(139)		3,860
Provision / benefit for taxes	(796)	155	18	(D)	(623)
Net earnings from continuing operations	$3,438	$(80)	$(121)		$3,237
Net earnings per share from continuing operations:
Basic	$2.00				$1.89
Diluted	$1.98				$1.86
Weighted-average shares used to compute net earnings per share from continuing operations:
Basic	1,715				1,715
Diluted	1,739				1,739

Hewlett Packard Enterprise Company and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Earnings
Fiscal year ended October 31, 2015
(In millions, except per share amounts)

	Historical	Discontinued Operations	Pro Forma Adjustments	Notes	Pro Forma HPE
		Seattle
Net revenue:
Products	$19,828	$(1,009)	$316	(A)	$19,135
Services	14,194	(2,613)	—		11,581
Financing income	361	—	—		361
Total net revenue	34,383	(3,622)	316		31,077
Costs and expenses:
Cost of products	13,176	(206)	324	(A) (B)	13,294
Cost of services	8,245	(766)	—		7,479
Financing interest	240	—	—		240
Research and development	2,323	(670)	23	(B)	1,676
Selling, general and administrative	6,404	(1,306)	44	(B)	5,142
Amortization of intangible assets	453	(224)	—		229
Restructuring charges	232	(35)	—		197
Acquisition and other related charges	89	(5)	—		84
Separation costs	797	(91)	91	(C)	797
Defined benefit plan settlement charges and remeasurement (benefit)	(8)	1	—		(7)
Total costs and expenses	31,951	(3,302)	482		29,131
Earnings from operations	2,432	(320)	(166)		1,946
Interest and other, net	(10)	1	—		(9)
Loss from equity interests	(2)	—	—		(2)
Earnings before taxes	2,420	(319)	(166)		1,935
Benefit for taxes	762	(73)	16	(D)	705
Net earnings from continuing operations	$3,182	$(392)	$(150)		$2,640
Net earnings per share from continuing operations:
Basic	$1.76				$1.46
Diluted	$1.74				$1.44
Weighted-average shares used to compute net earnings per share from continuing operations:
Basic	1,804				1,804
Diluted	1,834				1,834

Hewlett Packard Enterprise Company and Subsidiaries
Unaudited Pro Forma Combined Statement of Earnings
Fiscal year ended October 31, 2014
(In millions, except per share amounts)

	Historical	Discontinued Operations	Pro Forma Adjustments	Notes	Pro Forma HPE
		Seattle
Net revenue:
Products	$19,452	$(1,162)	$325	(A)	$18,615
Services	15,273	(2,771)	—		12,502
Financing income	401	—	—		401
Total net revenue	35,126	(3,933)	325		31,518
Costs and expenses:
Cost of products	12,623	(216)	337	(A) (B)	12,744
Cost of services	8,950	(830)	—		8,120
Financing interest	277	—	—		277
Research and development	2,159	(673)	23	(B)	1,509
Selling, general and administrative	6,795	(1,493)	71	(B)	5,373
Amortization of intangible assets	508	(248)	—		260
Restructuring charges	423	(48)	—		375
Acquisition and other related charges	11	(10)	—		1
Total cost and expenses	31,746	(3,518)	431		28,659
Earnings from operations	3,380	(415)	(106)		2,859
Interest and other, net	(28)	2	—		(26)
Earnings before taxes	3,352	(413)	(106)		2,833
Provision / benefit for taxes	(648)	51	13	(D)	(584)
Net earnings from continuing operations	$2,704	$(362)	$(93)		$2,249
Net earnings per share from continuing operations:
Basic	$1.50				$1.25
Diluted	$1.47				$1.23
Weighted-average shares used to compute net earnings per share from continuing operations:
Basic	1,804				1,804
Diluted	1,834				1,834

Hewlett Packard Enterprise Company and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of April 30, 2017
(in millions, except par value)
	Historical	Discontinued Operations	Pro Forma Adjustments	Notes	Pro Forma HPE
		Seattle
ASSETS
Current assets:
Cash and cash equivalents	$8,101	$(167)	$2,500	(E)	$10,434
Accounts receivable	3,810	(510)	—		3,300
Financing receivables	3,229	—	16	(F)	3,245
Inventory	2,041	(5)	—		2,036
Other current assets	3,092	(104)	—		2,988
Total current assets	20,273	(786)	2,516		22,003
Property, plant and equipment	6,692	(109)	(82)	(F) (G)	6,501
Long-term financing receivables and other assets	10,847	(1,099)	26	(F) (H)	9,774
Investments in equity interests	2,620	—	—		2,620
Goodwill	25,498	(8,089)	—		17,409
Intangible assets	1,540	(339)	—		1,201
Total assets	$67,470	$(10,422)	$2,460		$59,508
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Notes payable and short-term borrowings	$2,010	$(1)	$—		$2,009
Accounts payable	5,194	(75)	—		5,119
Employee compensation and benefits	1,189	(175)	(6)	(I)	1,008
Taxes on earnings	755	(142)	—		613
Deferred revenue	3,829	(746)	—		3,083
Accrued restructuring	228	(42)	—		186
Other accrued liabilities	4,373	(111)	—		4,262
Total current liabilities	17,578	(1,292)	(6)		16,280
Long-term debt	11,904	—	—		11,904
Other liabilities	8,941	(568)	(53)	(J)	8,320
Commitments and contingencies
Stockholders' equity
HPE stockholders' equity:
Preferred stock, $0.01 par value (300 shares authorized; none issued and outstanding)	—	—	—		—
Common stock, $0.01 par value (9,600 shares authorized; 1,646 shares issued and outstanding at April 30, 2017)	16	—	—		16
Additional paid-in capital	34,406	—	—		34,406
Retained earnings / Parent Company investment in Seattle SpinCo, Inc.	(1,867)	(8,609)	2,519	(K)	(7,957)
Accumulated other comprehensive loss	(3,544)	47	—		(3,497)
Total HPE stockholders' equity	29,011	(8,562)	2,519		22,968
Non-controlling interests	36	—	—		36
Total stockholders' equity	29,047	(8,562)	2,519		23,004
Total liabilities and stockholders' equity	$67,470	$(10,422)	$2,460		$59,508

Hewlett Packard Enterprise Company and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated and Combined Financial Statements

The Unaudited Pro Forma Condensed Consolidated and Combined Statements of Earnings for the six months ended April 30, 2017 and for the fiscal years ended October 31, 2016, 2015 and 2014 and the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April 30, 2017 include the following pro forma adjustments:

(A)	Represents the adjustment of intercompany revenues and related costs included in the Seattle discontinued operations amounts in order to present Pro Forma HPE amounts on a net basis.
(B)	Reflects general corporate overhead costs which were historically allocated to the Seattle business unit.
(C)
Reflects the retention of separation costs by HPE which were allocated to Seattle's results of operations for the six months ended April 30, 2017 and fiscal years ended October 31, 2016 and 2015. These costs were incurred as part of HPE's separation from HP Inc. and the recently completed Everett Transaction, and were primarily related to third-party consulting, contractor fees, stock-based compensation expenses related to employees who will remain with HPE, and other incremental costs.

(D)	Represents the tax impact of the pro forma adjustments at the applicable statutory income tax rates, exclusive of jurisdictions with a full valuation allowance.
(E)	Represents a dividend payment of $2.5 billion from Seattle to HPE as per the terms of the Seattle transaction agreement.
(F)	Represents intercompany lease arrangements that will be treated as third-party capital leases in connection with the Seattle Transaction.
(G)	Represents the transfer of certain corporate assets including a portion of HPE's global real estate portfolio and IT assets from HPE to Seattle, in connection with the Seattle Transaction.
(H)	Reflects certain tax reclassifications and remeasurements in connection with the Seattle Transaction.
(I)	Represents the transfer of liabilities related to corporate and shared Seattle personnel in connection with the Seattle Transaction.
(J)	Represents transfer of pension liabilities from HPE to Seattle in connection with the Seattle Transaction per the terms of the Employee Matters Agreement.
(K)	Represents adjustments to Retained earnings as a result of notes (E), (F), (G), (H), (I) and (J) above.